                                                                  Exhibit (K)(2)


                         MASTER FUNDS TRANSFER AGREEMENT

         This Master Funds Transfer Agreement (herein called "Agreement") sets forth the rights, duties and obligations of Fifth Third Bank ("Bank"), and Morgan Funshares, Inc. whose business address is 1404 E. 9th St. 6th Floor, Cleveland, OH 44114 ("Customer") with respect to the transfer of funds, issuance of foreign drafts, or any other means of transferring money (collectively referred to as "Funds Transfer") within the United States and internationally and includes one or more addenda, which pertain to specific means of affecting such transfer. The undersigned wire transfer customer hereby requests the Bank to execute and charge Customer's account(s) for oral, written or electronically transmitted instructions to transfer funds on the terms and conditions set forth herein.

         1. CUSTOMER REPRESENTATIVES AUTHORIZED TO EXECUTE AGREEMENT AND INSTRUCTIONS. As a condition to the Bank's obligations hereunder, (a) by written resolutions acceptable to the Bank, Customer shall designate those individuals (herein referred to as "Signatory Customer Representative(s)") who shall be authorized on behalf of Customer to execute and deliver to the Bank this Agreement, any modifications hereto and any other documents and notices described herein, and (b) such Signatory Customer Representative(s) shall designate by written exhibit hereto at least two "Authorized Customer Representatives" as the sole representatives of Customer authorized to transmit and verify wire transfer instructions hereunder on behalf of Customer. Designation of Authorized Customer Representatives may be altered or revoked from time to time upon written notice to the Bank from any Signatory Customer Representative, provided that the Bank may in its sole discretion act upon verbal notice of revocation which the Bank reasonably believes to be from any Signatory Customer Representative, which revocation shall later be confirmed in writing by a Signatory Customer Representative.

         2. AUTHORIZATIONS. Customer hereby authorizes the Bank:

                  (a) to execute and charge to Customer's accounts at the Bank all wire transfer instructions transmitted by an Authorized Customer Representative in accordance with this Agreement;

                  (b) to transfer funds (i) from specific Customer accounts with the Bank to any other specified Customer bank accounts, whether such accounts are with the Bank or other banks or financial institutions ("Intra-Customer Transfer"), and (ii) (unless Customer requests otherwise as hereinafter set forth) from Customer accounts with the Bank to any accounts of a third party, whether such third-party accounts are with the Bank or other banks or financial institutions ("Third-Party Transfer");

                  (c) in the Bank's sole discretion, to record mechanically any voiced instructions transmitted to the Bank:

                  (d) in the Bank's sole discretion, to execute wire transfer instructions transmitted by Customer (or others) in any order convenient to the Bank, in compliance with The Payment System Risk Reduction Policy of The Federal Reserve System, and to select such means and routes for the transfer of funds as the Bank considers appropriate under the circumstances; and

                  (e) to accept and deposit incoming transfers of funds as designated on the incoming wire transfer; and Customer may request, and Bank will, in its sole discretion, attempt to carry-out any special instructions, however, Customer remains solely responsible for the accuracy and timeliness of all instructions; and

                  (f) to charge Customer (i) such reasonable wire transfer fees as the Bank may impose from time to time in accordance with its customary pricing policies, and (ii) any direct or indirect transfer charges incurred by the Bank arising out of the Bank's execution of Customer's wire transfer instructions. In the Bank's sole discretion, such charges may be assessed directly against Customer's accounts, or may be imposed or charged to Customer indirectly through account analysis and/or balance requirements.

         3. PERSONAL IDENTIFICATION NUMBERS ("PINS"). Following the execution hereof, the Bank shall issue PINs to Customer, one for each Authorized Customer Representative, for use in the transmission of wire transfer instructions. The Bank shall be entitled to reissue replacement PINs as the Bank in its sole discretion shall from time to time deem advisable.

         4. INSTRUCTIONS.

                  (a) STANDARD OPERATING PROCEDURES. All wire transfer instructions shall be originated in accordance with current "Standard Operating Procedures" published by the Bank for such purpose. The Bank shall be entitled to modify Standard Operating Procedures from time to time on at least ten (10) days notice to Customer. Any such modifications not objected to in writing by Customer within said ten (10) day period shall be deemed accepted by Customer.

                  (b) REPETITIVE INSTRUCTIONS. "Repetitive Instructions" are wire transfer instructions which remain constant except for the amount and date of transfer. Customer may request the Bank to establish one or more series of Repetitive Instructions, and to execute transfers pursuant thereto, by providing for each such series all wire transfer information which will remain constant for such series, in the form of an exhibit hereto as the Bank may from time to time designate. For each such series the Bank shall issue "Repetitive Numbers" for use by Customer in the transmission of Repetitive Instructions.

                  (c) CUSTOMER RESPONSIBILITY. Customer is liable for the accuracy of all instructions regardless of the method used to communicate said instructions to Bank. Whenever telephonic audio instructions are communicated by Customer to Bank, the Customer is responsible for the accuracy of the initial communication of the instructions as well as the accuracy of any confirmatory reading of or callback of the instructions made on the part of the Bank. Notwithstanding any other provision of this Agreement, the Bank shall not be responsible for any losses associated with effecting transfers pursuant to instructions provided by Customer or any third party in Customer's behalf, regardless of whether the account number recipient or routing instructions provided by Customer are incorrect. Customer shall indemnify and hold Bank harmless for all costs and expenses (including, without limitation, reasonable attorney's fees) incurred by Bank in connection with retrieving funds transferred by Bank pursuant to instructions provided by Customer or any third party on Customer's behalf.

         5. SECURITY OF PINs AND REPETITIVE NUMBERS. Customer shall protect PINs and Repetitive Numbers with the highest level of security, shall establish procedures to ensure the confidentiality thereof and shall make the same known only to the Authorized Customer Representatives who will use the same. Customer shall promptly notify the Bank of any breach of such security involving PINs or Repetitive Numbers, including without limitation, the actual or suspected misuse, loss, misplacement or unauthorized disclosure of same.

         6. CUSTOMER CALLBACK: ADDITIONAL SECURITY MEASURES: CUSTOMER REQUESTED SECURITY MEASURES; THE BANK'S STANDARD OF CARE.

                  (a) CUSTOMER CALLBACK. The Bank shall, in its sole discretion, be entitled to verify wire transfer instructions, as a condition to the Bank's execution of the same, by way of return telephone call to an Authorized Customer Representative other than the Authorized Customer Representative originating such instructions (herein referred to as "Customer Callback"). The Bank shall be entitled to execute instructions whether or not Customer Callback is obtained, and shall not be liable to Customer or others solely because the Bank was unable or otherwise failed to obtain a Customer Callback. For Customer convenience, the Bank, at its option, may designate in its Standard Operating Procedures, the categories of wire transfer instructions subject to Customer Callback, without limitation, however, as to the Bank's entitlement to require Customer Callback for any wire transfer. The Customer agrees that such Customer Callback policy provided herein, including, without limitation, the Bank's policy limiting Customer Callback to non-repetitive transfers is "commercially reasonable" and such non-repetitive transfers shall be deemed "verified" as set forth in Section 6(d) of this Agreement.

                  (b) ADDITIONAL SECURITY MEASURES. In addition to the use of PINs, Repetitive Numbers and

Customer Callback, the Bank shall, in its sole discretion, be entitled to institute such additional measures affecting Customer's transmission of instructions as the Bank reasonably believes necessary or advisable to maintain the security and confidentiality of the wire transfer services which it provides, whether or not such additional measures are required of other customers of the Bank.

                  (c) CUSTOMER REQUESTED SECURITY MEASURES. Nothing herein shall prevent Customer, upon written agreement with the Bank, from requesting the Bank to follow such additional requirements as Customer may desire respecting Customer Callback or other security measures, provided that the terms of the same shall be recorded in the form of an exhibit hereto.

                  (d) THE BANK'S STANDARD OF CARE. Notwithstanding anything herein to the contrary, Customer and the Bank expressly agree that the standards established herein or in any exhibits hereto with respect to the Bank's execution of wire transfer instructions are reasonable in the context of Customer's operations, requirements and internal procedures. Customer's election to continue this agreement in effect notwithstanding modifications or amendments to such procedures as provided herein shall constitute reaffirmation of such agreement by Customer. Customer further agrees that the procedures outlined in this Agreement shall be deemed "commercially reasonable" security procedures and any payment orders executed as set forth herein shall be deemed "verified", as such terms are used in Article 4A of the Uniform Commercial Code in determining whether Customer is obligated to make payment of such amount to Bank.

         7. LIMITATIONS ON OBLIGATIONS AND LIABILITIES OF THE BANK.

                  (a) LIMITATIONS ON THE BANK'S OBLIGATIONS. The Bank shall be entitled, in its sole discretion, to elect not to execute wire transfer instructions transmitted by Customer in the event such instructions are inconsistent with information previously supplied to the Bank or are transmitted other than in accordance with the terms hereof, or, in general, if the Bank reasonably believes that execution of such instructions might result in an unauthorized or erroneous transfer of funds. The Bank may reasonably rely on any instructions received from someone purporting to be an Authorized Customer Representative, provided such instructions are given in a manner consistent with the terms of this Agreement. The Bank shall have no duty beyond that of acting in good faith to discover and report to Customer any actual or suspected breach of security or unauthorized disclosure respecting PINs, Repetitive Numbers, or any other security procedures, rules or regulations from time to time established by the Bank.

                  (b) LIMITATIONS ON THE BANK'S LIABILITIES. Except for liability occasioned by the Bank's willful or intentional acts, the Bank shall not be liable for any claims, demands, expenses (including attorney's fees and costs), loss or damage of any nature whatsoever arising directly or indirectly out of the Bank's execution of or failure to execute wire transfer instructions transmitted by Customer hereunder. Customer agrees to indemnify and hold the Bank harmless from any and all of such claims, demands, expenses (including attorney's fees and costs), loss or damage asserted against the Bank by Customer or any third party. In no event shall the Bank be liable to Customer or any third party for consequential, punitive or indirect damages, or special losses or damages. Customer acknowledges the Bank's inability in the ordinary course to foresee, due to the complexity and volume of the Bank's wire transfer system, any special circumstances attendant to any particular wire transfer instruction which may result in special or unusual losses to Customer or others beyond the dollar amounts specified in such instructions. Without limiting the foregoing, the Bank shall not be liable for any claims, demands, expenses (including attorney's fees and costs), loss or damage resulting from execution of wire transfer instructions transmitted to the Bank from authorized persons accompanied by proper PINs or wire transfers which are refused or rejected by the receiving bank, regardless of the reason for such refusal. Subject to the requirements of Section 10 below, and irrespective of the actual or any alleged degree of care or lack thereof exercised by the Bank. Customer or any other person or entity, Customer and the Bank agree that, with respect to any wire transfer instructions or execution thereof, no controversy shall be submitted to arbitration, nor any claim asserted in a court of law or otherwise by one party hereto against the other, after one (1) year from the time at which the Bank first provides Customer with advice of such transfer, whether by separate transfer advice or by account statement.

              (c) CAUSES BEYOND BANK'S CONTROL. The Bank shall not be responsible for any liability, loss or damage resulting from any execution of, priority or delay in execution of or failure to execute, any wire transfer instructions transmitted to the Bank, or to perform any other obligations under this Agreement, which is caused by an act of God, fire, floods, adverse weather conditions or other catastrophes; war, sabotage, riots, acts of a public enemy, or acts of governmental authority; labor difficulties; equipment or computer failure or destruction or the unavailability, interruption or malfunction of communications facilities or utilities; acts of, delays or failure to act by, Customer or recipients of transferred funds and their personnel; intermediary bank insolvency; criminal acts; or generally any cause reasonably beyond the Bank's control.

         8. DAILY DEADLINES. The Bank shall be entitled to establish daily deadlines for the transmission of wire transfer instructions. The Bank shall use its best efforts to execute on the day received all instructions transmitted to the Bank before the daily deadline, but shall not be responsible to Customer or others for delays in the execution of such instructions, including, without limitation, delay until the Bank's next business day of execution of instructions received late in the day, or delay occasioned by the fact that such day is not a business day for any communications facility or other bank through which such instructions are routed. The Bank shall be entitled, in its sole discretion, to change daily deadlines.

         9. FINALITY OF INSTRUCTIONS. Customer shall have no right to reverse, revoke or alter a wire transfer instruction after such time as any action implementing the execution of such instruction, including electronic or computerized processing thereof, has been initiated by the Bank, except upon mutual agreement. Except upon its own initiative or upon instructions therefor from Customer, the Bank shall have no obligation to request a return of funds from any transferee or intermediary wire transfer agent, regardless of the extent, if any, of irregularity, erroneousness or lack of authority of such transfer.

         10. TRANSFER ADVICES; STATEMENT OF ACCOUNTS. The Bank shall provide advice of Customer's wire transfers in the form (at the option of the Bank) of either a separate transfer advice or a periodic statement of account. Customer shall promptly review and reconcile all transfer advices and statements of accounts received by it. Failure to report any discrepancies or objections with respect to any wire transfer within thirty (30) days after advice thereof is first transmitted by the Bank to Customer (whether by separate transfer advice or by statement of account) shall relieve the Bank of all responsibility for any claims, demands, expenses (including attorney's fees and costs), loss or damage with respect to such discrepancies or objections. In the event that Customer has not notified Bank within such 30 day period of the receipt of any statement pertaining to Customer's account at Bank of any inaccuracies in such statement, Customer shall be deemed to have approved any transfer detailed in such statement. This provision shall apply notwithstanding any provision of applicable law, including without limitation, Article 4A of the Uniform Commercial Code.

         11. OVERDRAFTS. The Bank shall have no obligation to execute wire transfer instructions if the collected balance of the account to which such instructions relate is not sufficient to complete the transfer. Customer shall be liable, and shall upon demand promptly reimburse the Bank, for any amount transferred in excess of the collected balance in any Customer account.


         12. ASSIGNMENT. Neither party may assign this Master Agreement or related addenda and its rights and duties hereunder, and any attempted assignment shall be null and void. This Master Agreement contains the entire agreement of the parties with respect to its subject matter, and no oral or prior written statements or representations not contracted herein shall have any force or effect, nor shall any part of this Master Agreement be amended, supplemented, waived or otherwise modified except in writing by both Customer and Bank.

         13. TERMINATION. This Master Agreement shall remain in full force until terminated by either party. Such termination shall be effective upon receipt of written notice.

         14. MISCELLANEOUS. Except as otherwise provided in the Master Agreement, notices required to be given shall be effective if given in writing, hand delivered, or sent by postage prepaid mail and addressed as follows:

             Bank:            The Fifth Third Bank
                              38 Fountain Square Plaza
                              Cincinnati, Ohio 45263
             Attention:       Wire Transfer Department

             Customer:        Robert Pincus
                              ----------------------
                              Morgan Funshares, Inc.
                              ----------------------
                              1404 E. 9th Street 6th Floor
                              ----------------------
                              Cleveland, Ohio  44114
                              ----------------------
             Attention:       Robert F. Pincus
                              ----------------------

         This Agreement, together with any and all exhibits and schedules hereto and additional written agreements which may be incorporated herein by reference, constitutes the entire agreement of the Bank and Customer, and supersedes any and all other agreements, either oral or in writing, between the parties with respect to the subject matter hereof. No representation promise or other agreement not expressed in this Agreement or incorporated herein by written instrument will have any force or effect. All notices to the Bank hereunder shall be in writing and directed to the address therefor at the heading hereof. The Bank shall have a reasonable time in which to act on any notice addressed to it, which shall be at least two (2) business days. Any transfer advice or account statement shall for purposes hereof be deemed transmitted by the Bank to Customer if hand delivered to Customer or mailed by first class mail to the mailing address provided by Customer for such purpose in its Designation of Authorized Customer Representatives, which mailing address may be changed by Customer upon notice to the Bank. This Agreement shall be governed by the laws, including choice of law principles, of the State of Ohio. The Customer and Bank hereby agree that the state and federal courts located in Hamilton County, Ohio, or any other court in which Bank institutes proceedings, shall have exclusive jurisdiction over all matters arising under this Agreement. All substantive and procedural provisions hereof relative to liabilities of the parties shall survive any termination of this Agreement. This Agreement may be amended only by written instrument executed by the Bank and any Signatory Customer Representative on behalf of Customer.

         15. AGENTS. Customer hereby acknowledges that Bank may retain the services of any other wholly-owned subsidiary of Fifth Third Bancorp (collectively the "Affiliates") as its agent to assist Bank in providing the services and performing its duties and obligations hereunder and under any addendums attached hereto. Customer hereby approves of such agency relationship and hereby agrees that, notwithstanding any other provision set forth herein to the contrary, all approvals, authority, indemnities, limitations of liability, standards of care, rights and protections granted to Bank hereunder and under any addendums attached hereto will also apply to and will inure to the benefit of each of the Affiliates and their respective officers and employees.

         16. CUSTOMER HEREBY WAIVES THE RIGHT TO A TRIAL BY JURY OF ANY MATTERS ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         Submitted this 17 day of Sept, 2001

                                       Customer:  Morgan Funshares, Inc.
                                                  -----------------------

                                       By:        /s/ Burton D. Morgan
                                                  -----------------------

                                       Name:       Burton D. Morgan
                                                  -----------------------

                                       Title:      Chairman
                                                  -----------------------

         Accepted by the Bank this ___ day of_______________, 20_


                                       Bank:
                                                  -----------------------

                                       By:
                                                  -----------------------

                                       Name:
                                                  -----------------------

                                       Title:
                                                  -----------------------

                            [FIFTH THIRD BANK LOGO]
                                FIFTH THIRD BANK
                          FUNDS TRANSFER AUTHORIZATION
                                  PRINT OR TYPE

Customer Name   :     Morgan Funshares, Inc           Date :
                  ---------------------------------         --------------------
Mailing Address :
                 Street:   1404 East 9th Street   6th Floor
                        ---------------------------------------------

                 ----------------------------------------------------
                 City:   Cleveland        State: Ohio    Zip:  44114
                        --------------           -----        -------
                 Telephone :
                             ---------
Account Numbers to be Used:
                            ----------------------------------------------------

                            ----------------------------------------------------

                            ----------------------------------------------------


-----------------------------------------------------------------------------------------------------------
Authorized Customer      Telephone Number  Authorized Limit per                      Non           Verify
   Representative                              Transfer ($)          Repetitive   Repetitive      Callback
                                                                        {X}          (X)             (X)
-----------------------------------------------------------------------------------------------------------
  Robert F. Pincus      1-216-274-5388                                   X            X               X
-----------------------------------------------------------------------------------------------------------
  James C. Onorato      1-440-684-0400                                   X            X               X
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

Customer Approval:
                  By: Catherine Kantorowski                  Date: Sept 17, 2001
                      ----------------------------------           -------------
                       SIGNATORY CUSTOMER REPRESENTATIVE

                  Name : /s/ Catherine M. Kantorowski
                        -----------------------------------------------
                  Title:  Secretary
                        -----------------------------------------------
--------------------------------------------------------------------------------
                            FIFTH THIRD BANK USE ONLY
--------------------------------------------------------------------------------
ACCOUNT OFFICER NAME:                                     PHONE:
                     ----------------------------------         ----------------
BRANCH NAME :                                             PHONE:
                     ----------------------------------         ----------------
OFFICER APPROVAL :                                        DATE:
                     ----------------------------------         ----------------


FUNDS TRANSFER MAINTENANCE

      ENTERED BY :                                       DATE :
                  ---------------------------------            -----------------
      VERIFIED BY:                                       DATE:
                  ---------------------------------            -----------------





               WHITE - FUNDS TRANSFER           YELLOW - CUSTOMER

                        (HEREAFTER REFERRED TO AS BANK")


--------------------------------------------------------------------------------
Name (Primary Owner)                                         Account No.
                    Morgan Funshares, Inc
--------------------------------------------------------------------------------
Street Address                                               Type
                    1404 E. 9th Street 6th Floor
--------------------------------------------------------------------------------
City and State                                               Zip
                    Cleveland, Ohio                               44114
--------------------------------------------------------------------------------
Home Phone               Date of Birth           Mother's Maiden Name

--------------------------------------------------------------------------------
Employer                                            Work Phone
                                                    216-274-5388
--------------------------------------------------------------------------------
Tax ID or S.S. Number                               [ ] NEW  [ ] ADD [ ] REPL
                      34-1398864
--------------------------------------------------------------------------------
Ownership                     Opened by             BC No.    Date

--------------------------------------------------------------------------------
[X] Corporation         [ ] Non Resident Alien   [ ] LLC    [ ] Government  [ ] Non Profit [501(c)(3)]
[ ] Sole Proprietorship [ ] Partnership          [ ] LLP    [ ] Trust       [ ] Other________________

------------------------------------------------------------------------------
THE UNDERSIGNED AGREES TO THE TERMS AND CONDITIONS AT THE RIGHT.


--------------------------------------------------------------------------------
Title


--------------------------------------------------------------------------------


        X     /s/ Burton D. Morgan
--------------------------------------------------------------------------------


        X     /s/ Illegible
--------------------------------------------------------------------------------


        X    /s/ Illegible
--------------------------------------------------------------------------------
        X    /s/ Robert W. Curtin                                    Sig.(s)
                                                                     # Req'd

--------------------------------------------------------------------------------
Statement Address
                   Ms. Justine Greenwald
                   Mutual Shareholder Service
                   8869 Brecksville Road Suite C
                   Brecksville, Ohio           44141
--------------------------------------------------------------------------------
UNDER PENALTIES OF PERJURY, I certify that:

1. THE NUMBER SHOWN ON THIS FORM IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER
(OR I AM WAITING FOR A NUMBER TO BE ISSUED TO ME) AND,

2. I AM NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE: (a) I AM EXEMPT FROM BACKUP
WITHHOLDING, OR (b) I HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE
THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL
INTEREST OR DIVIDENDS, OR (c) THE IRS HAS NOTIFIED ME THAT I AM NO LONGER
SUBJECT TO BACKUP WITHHOLDING.

CERTIFICATION INSTRUCTIONS. YOU MUST CROSS OUT ITEM 2 ABOVE IF YOU HAVE BEEN
NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING
BECAUSE OF UNDERREPORTING INTEREST OR DIVIDENDS ON YOUR TAX RETURN.

                                          X /s/ Catherine M. Kantorowski
                                         ---------------------------------------
                                                       Signature
--------------------------------------------------------------------------------

      COPY 1: BANK      COPY 2: CHECK PROCESSING




                            [FIFTH THIRD BANK LOGO]
                                FIFTH THIRD BANK

                                 SIGNATURE CARD

                               TERMS AND CONDITIONS

1. THE TERMS AND CONDITIONS STATED HEREIN, TOGETHER WITH RESOLUTIONS OR AUTHORIZATIONS WHICH ACCOMPANY THIS SIGNATURE CARD, IF APPLICABLE, AND THE RULES, REGULATIONS, AGREEMENTS, AND DISCLOSURES OF BANK CONSTITUTE THE DEPOSIT AGREEMENT ("AGREEMENT") BETWEEN THE INDIVIDUAL(S) OR ENTITY(IES) NAMED HEREON ("DEPOSITOR") AND THE BANK.

2. THIS AGREEMENT INCORPORATES THE RULES, REGULATIONS, AGREEMENTS, AND DISCLOSURES ESTABLISHED BY BANK FROM TIME TO TIME, CLEARING HOUSE RULES AND REGULATIONS, STATE AND FEDERAL LAWS, RECOGNIZED BANKING PRACTICES AND CUSTOMS, SERVICE CHARGES AS MAY BE ESTABLISHED FROM TIME TO TIME AND IS SUBJECT TO LAWS REGULATING TRANSFERS AT DEATH AND OTHER TAXES.

3. ALL SIGNERS HEREBY AGREE THAT THE ABOVE NAMED BANK IS AUTHORIZED TO ACT AS A DEPOSITORY UNDER THE TERMS AND CONDITIONS OF THE AGREEMENT.

4. BANK IS AUTHORIZED TO RECOGNIZE THE SIGNATURES EXECUTED HEREON IN SUCH NUMBERS AS INDICATED, FOR THE WITHDRAWAL OF FUNDS OR TRANSACTIONS OF ANY OTHER BUSINESS REGARDING THIS ACCOUNT UNTIL WRITTEN NOTICE TO THE CONTRARY IS RECEIVED BY BANK.

5. IN THE CASE OF OVERDRAFT OR OVERPAYMENT ON THIS ACCOUNT, WHETHER BY ERROR, MISTAKE, INADVERTENCE OR OTHERWISE, THE AMOUNT OF SUCH OVERDRAFT OR OVERPAYMENT SHALL BE IMMEDIATELY PAID TO THE BANK.

6. DEPOSITOR ACKNOWLEDGES AND AGREES THAT BANK, FOR ITSELF AND AS AGENT FOR ANY AFFILIATE OF FIFTH THIRD BANCORP, IS GRANTED A SECURITY INTEREST IN, AND MAY, AT ANY TIME, SET OFF, AGAINST ANY BALANCE IN THIS ACCOUNT, ANY DEBT OWED TO BANK BY ANY PERSON HAVING THE RIGHT OF WITHDRAWAL OR ANY DEBT OWED TO BANK BY ANY ENTITY LISTED UNDER THE ACCOUNT TITLE. A DEBT INCLUDES, BUT IS NOT LIMITED TO, AN OBLIGATION OWING TO BANK, WHETHER NOW EXISTING OR HEREAFTER ACQUIRED BY BANK WHENEVER PAYABLE AND WITHOUT REGARD TO WHETHER ARISING AS MAKER, DRAWER, ENDORSER, OR GUARANTOR.

7. ALL SIGNERS AGREE TO THE TERMS AND CONDITIONS SET FORTH HEREON AND ACKNOWLEDGE RECEIPT OF A COPY OF THE RULES AND REGULATIONS, AGREEMENTS, AND DISCLOSURES OF BANK AND AGREE TO THE TERMS SET FORTH THEREIN.

                             FIFTH THIRD BANK [LOGO]

             ------------------------------------------------------
                           (Name and Address of Bank)

                              CORPORATE RESOLUTION

                                                    Taxpayer I.D. No. 34-1398864
                                                                      ----------

         I, the undersigned, Secretary of Morgan Funshares, Inc.
                                          -----------------------------------,

a corporation organized under the laws of the State of   Ohio      , do hereby
                                                        -----------
certify that at a duly called meeting of the Board of Directors of said corporation held on, July 17, 2001 a quorum being present, the following
                     -------------
resolution was duly adopted and is set forth in the minutes of the said meeting; and that the said resolution had not been rescinded or modified, and that there is nothing in the regulations, by-laws, or directors' or stockholders' resolutions of said corporation which in any way limits or restricts its borrowing power or conflicts with said resolution.


           RESOLVED, That                   Fifth Third Bank
                          -----------------------------------------------------
                                       (Name and Address of Bank)

(hereinafter referred to as "Bank"), be and the same is hereby designated as a depository for the bankable papers and funds of this corporation, including checks, drafts and current items of every character whatsoever, which shall be deposited in the name of this corporation endorsed with a rubber stamp or otherwise.


           BE IT FURTHER RESOLVED, That any     two (2)       of the following:
                                            -----------------
                                             (Insert Number)

CHECK SIGNING             Burton D. Morgan
                          -----------------------------------------------------
   Insert TITLES          Robert F. Pincus
   ONLY of officers       -----------------------------------------------------
   and NAMES of           James C. Onorato
   persons signing        -----------------------------------------------------
   without titles         Robert W. Curtin
                          -----------------------------------------------------

                          -----------------------------------------------------
                          are hereby authorized to sign on behalf of this corporation any and all checks, drafts, acceptances and other instruments and/or orders for the payment and/or withdrawal of any and all moneys, credits, items and property at any time held by said Bank for the accounts of this corporation, including those drawn to the individual order of any such officer(s) or person(s) signing the same, without further inquiry or regard to the authority of said officer(s) or person(s) or the use of said checks, drafts, and orders, or the proceeds thereof.
                                    BE IT FURTHER RESOLVED, That the Bank be and
                          it hereby is authorized and directed to honor as genuine and authorized instruments of this corporation any and all checks, drafts or other orders for the payment of money drawn in the name of the corporation and signed on its behalf with the facsimile signature of any one of the following:

FACSIMILE SIGNATURE       -----------------------------------------------------
                          Burton D. Morgan
   Insert TITLES          -----------------------------------------------------
   ONLY of officers       Robert F. Pincus
   and NAMES of           -----------------------------------------------------
   persons signing        James C. Onorato
   without titles         -----------------------------------------------------
                          Robert W. Curtin
                          -----------------------------------------------------

                          and that the clerk or secretary is authorized and directed to certify to said Bank by specimen the form(s) of facsimile signatures authorized by this corporation for use by the above-named officer(s) or person(s) and that this corporation assumes full responsibility for any and all payments made by said Bank in reliance upon the facsimile signature of any officer(s) or person(s) named above and agrees to indemnify and hold harmless said Bank against any and all loss, cost, damage or expense suffered or incurred by said Bank arising out of the misuse or unlawful or unauthorized use by any person of such facsimile signature or signatures.
                                    BE IT FURTHER RESOLVED, That any one of
                          those officer(s) or person(s) described in the preceding paragraphs, as well as any one of the following:


STOP PAYMENTS             Burton D. Morgan
                          -----------------------------------------------------
   Insert TITLES          Robert F. Pincus
   of officers            -----------------------------------------------------
   and NAMES of           James C. Onorato
   persons signing        -----------------------------------------------------
   without titles         Robert W. Curtin
                          -----------------------------------------------------

                          -----------------------------------------------------
                          are hereby authorized on behalf of this corporation to issue stop payment orders pertaining to any and all instruments executed under the authority of the preceding paragraphs.

                                   BE IT FURTHER RESOLVED, That any   two (2)
                          of the following:                        ------------
                                                                 (Insert Number)
BORROWING &
GUARANTEES                ----------------------------------------------------
                          Burton D. Morgan
   Insert TITLES          ----------------------------------------------------
   and NAMES of           Robert F. Pincus
   persons signing        ----------------------------------------------------
   without titles
                          ----------------------------------------------------

                          ----------------------------------------------------
                          are hereby authorized to borrow or to lease from time to time in behalf of this corporation from said Bank such sums of money, for such times and upon such terms as may seem advisable to such officer(s) or person(s), to sign and deliver on behalf of this corporation notes or leases therefor, and to pledge or mortgage all or any of the assets of this corporation as security for such loans or leases under such terms and conditions as may seem advisable to such officer(s) or person(s); and also are hereby authorized to endorse in the name of this corporation and to negotiate to said Bank all or any of the notes, bills receivable, accounts receivable and assets of this corporation upon such terms as may seem advisable to such officer(s) or person(s).
                                 BE IT FURTHER RESOLVED, That the designation
                          of the Bank as a depository for this corporation and the grants of the foregoing authority to said officer(s) or person(s) shall continue until a certified copy of a resolution of this Board revoking or changing said designation of authority is filed with said Bank by this corporation.
                                 BE IT FURTHER RESOLVED, That this resolution
                          and the terms and conditions appearing on the signature card(s) constitute the Deposit Agreement(s) between this corporation and the Bank and that the Secretary of this corporation is empowered to subscribe to such Deposit Agreement(s) on behalf of this corporation.
                                  BE IT FURTHER RESOLVED, That the persons or
                          officers identified immediately above are hereby authorized to GUARANTEE the payment of the debts, loans, leases, or other indebtedness of another, for such times and for such sums of money and upon such terms as may seem advisable to such officer(s) or person(s); to sign and deliver on behalf of this corporation guarantee bonds or other documents therefor as may be required; and to pledge or mortgage all or any of the assets of this corporation as security for such guarantees or as security for the obligations of others under such terms and conditions as may seem advisable to such officer(s) or person(s).

I further certify that the following named persons are the officers of the said corporation, duly qualified and now acting as such:


President       Robert F. Pincus                                     Ass't Secretary
                ----------------------------------------------                       ---------------------------------------------

Vice President  James C. Onorato                                     Ass't Treasurer
                ----------------------------------------------                       ---------------------------------------------

Vice President                                                       Chairman:   Barton D. Morgan
                ----------------------------------------------       --------------------------------------------------------------

Secretary       Catherine M. Kantorowski
                ----------------------------------------------       --------------------------------------------------------------

Treasurer       James C. Onorato
                ----------------------------------------------       --------------------------------------------------------------


IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed my seal of
the said corporation, this               day of
                           ------------         -------------------------------

                                        /s/ Catherine M. Kantorowski
                                            -----------------------------------
                                            Catherine M. Kantorowski
                                                    (Secretary)

90-048(1/99)